                                                                   EXHIBIT 10(a)


                          BEARINGS, INC. FORM 10-K FOR
                        FISCAL YEAR ENDED JUNE 30, 1995


                                    SCHEDULE

                 The Executive Severance Agreements ("Agreements") presently in effect for six (6) executive officers are substantially identical in all material respects. This revised schedule is included pursuant to Instruction 2 of Item 601(a) of Regulation S-K for the purpose of setting forth the material details in which the specific Agreements differ from the form of Agreement filed as Exhibit 10(b) to the Bearings, Inc. Form 10-K for the fiscal year ended June 30, 1989:

                                                       "Base Compensation"
                                                       Multiple Pursuant
Name                              Title                to Paragraph 3(b)
----                              -----                -------------------
J. C. Dannemiller         Chairman & Chief                  Three (3)
                          Executive Officer

J. C. Robinson            President & Chief                 Three (3)
                          Operating Officer

F. A. Martins             Vice President-                   Two (2)
                          Sales & Marketing

R. C. Shaw                Vice President-                   One and one-half
                          Communications &                  (1.5)
                          Public Relations

R. C. Stinson             Vice President-                   One and one-half
                          Administration,                   (1.5)
                          Human Resources,
                          General Counsel
                          & Secretary

J. R. Whitten             Vice President-                   One and one-half
                          Finance & Treasurer               (1.5)


        The continuation of employee benefit plans, programs and arrangements set forth in Paragraph 4 is three (3) years for Messrs. Dannemiller and Robinson, and two (2) years for the other executive officers listed.